Exhibit 99.4

May 19, 2014

Thomas Wittman Appointed Executive Vice President, Global Head of Equities

NEW YORK, May 19, 2014 (GLOBE NEWSWIRE) — The NASDAQ OMX Group, Inc. (Nasdaq:NDAQ) today announced that Thomas A. Wittman has been appointed Executive Vice President, Global Head of Equities, reporting directly to Hans-Ole Jochumsen, President, Global Trading & Market Services, NASDAQ OMX. Mr. Wittman will oversee the global cash equities and equity derivatives businesses. The appointment follows the recent announcement of Hans-Ole Jochumsen’s elevation to President, Global Trading & Market Services at NASDAQ OMX.

“Tom has been instrumental in shaping the strategy and focus that have allowed us to maintain our strong market share position in U.S. cash equities and grow our U.S. equity derivatives markets to the leading position,” said Hans-Ole Jochumsen, President, Global Trading & Market Services, NASDAQ OMX. “With Tom now taking on this global responsibility, we have the best possible leadership to integrate all our cash equities and equity derivatives businesses, providing more trading opportunities to our customers.”

Thomas A. Wittman was recently Senior Vice President, Head of U.S. Equities and Derivatives and President of NASDAQ OMX PHLX. He was responsible for the management and operations of NASDAQ OMX’s three U.S. equities markets, three U.S. options markets, and the futures market. Formerly Vice President of U.S. Options, Mr. Wittman led the team in transitioning the NASDAQ OMX PHLX (PHLX) platform from an open outcry, floor-based specialist system to an electronic, hybrid system. He also drove the development of the NASDAQ Options Market (NOM) and the launch of NASDAQ OMX BX Options (BX Options). With these advancements, the exchange was able to attract new liquidity and order flow providers, resulting in NASDAQ OMX taking the number one position in U.S. equity options market share. Through the acquisition of PHLX, formerly The Philadelphia Stock Exchange, Mr. Wittman joined NASDAQ OMX in 2008. In this capacity, Mr. Wittman supported the electronic equity trading business, equity options business, PBOT futures business and the supporting surveillance and back office systems.

About NASDAQ OMX:

NASDAQ OMX (Nasdaq:NDAQ) is a leading provider of trading, exchange technology, information and public company services across six continents. Through its diverse portfolio of solutions, NASDAQ OMX enables customers to plan, optimize and execute their business vision with confidence, using proven technologies that provide transparency and insight for navigating today’s global capital markets. As the creator of the world’s first electronic stock market, its technology powers more than 70 marketplaces in 50 countries, and 1 in 10 of the world’s securities transactions. NASDAQ OMX is home to more than 3,400 listed companies with a market value of over $8.5 trillion and more than 10,000 corporate clients. To learn more, visit www.nasdaqomx.com.

Cautionary Note Regarding Forward-Looking Statements

Information set forth in this communication contains forward-looking statements that involve a number of risks and uncertainties. NASDAQ OMX cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about our capital return initiatives. Forward-looking statements involve a number of risks, uncertainties or other factors beyond NASDAQ OMX’s control. These factors include, but are not limited to, NASDAQ OMX’s ability to implement its strategic initiatives, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk, U.S. and global competition, and other factors detailed in NASDAQ OMX’s filings with the U.S. Securities and Exchange Commission, including its annual reports on Form 10-K and quarterly reports on Form 10-Q which are available on NASDAQ OMX’s website at http://www.nasdaqomx.com and the SEC’s website at www.sec.gov. NASDAQ OMX undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

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Edward.Ditmire@NASDAQOMX.com